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                                                                   EXHIBIT 10.12



                    [COLLETT INTERNATIONAL INC. LETTERHEAD]




Monday, January 29, 2001




Christophe Bianchi
Simplex Solutions, Inc.
521 Almanor Avenue
Sunnyvale, CA 94086

Collett International Research, Inc. (CIR) hereby authorizes Simplex Solutions, Inc. to use data from CIR's 1999 and 2000 North American IC/ASIC Physical Design and Layout Verification studies, regarding the number of silicon spins required to release an IC or ASIC design to manufacturing for production ramp up, as part of Simplex Soluitions, Inc.'s registration statement.


/s/ RONALD COLLETT
------------------------------
Ronald E. Collett
President & CEO
Collett International Research, Inc.